UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2008

First Horizon National Corporation

(Exact Name of Registrant as Specified in its Charter)

TN	001-15185	62-0803242
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 Madison Avenue Memphis, TN	38103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 523-4444

(Former name or former address, if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Departure of Named Executive Officer.

First Horizon National Corp. announced that Mark Medford, president of FTN Financial, has resigned today and will be leaving the company effective immediately.  Based on Medford’s decision to pursue other opportunities within the industry, twenty-five year FTN Financial veteran Frank Gusmus will be appointed interim president of FTN Financial.  Medford is a named executive officer in the company’s 2008 proxy statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation (Registrant)

Date: August 5, 2008	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel, and Corporate Secretary